SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 14, 2003

                            BALLISTIC VENTURES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                   0-29463              51-0392750
 (State or other jurisdiction of    (Commission            (IRS Employer
         incorporation)             File Number)         Identification No.)

         100 ADELAIDE STREET WEST #1302, TORONTO, ONTARIO M5H 1S3 CANADA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 366-2856

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable.

         (b)      Pro forma financial information:  Not applicable.

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT

                     99.1                Press release dated November 14, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
         99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BALLISTIC VENTURES, INC.


November 14, 2003                     By:      /S/ WILLIAM P. DICKIE
                                         ---------------------------------------
                                             William P. Dickie
                                             Chief Financial Officer





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                                  EXHIBIT 99.1
                      PRESS RELEASE DATED NOVEMBER 14, 2003





















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                            BALLISTIC VENTURES, INC.

     SUITE 1302, 100 ADELAIDE STREET WEST, TORONTO, ONTARIO M5H 1S3, CANADA,

                       TEL 416 366-2856, FAX 416 366-8179

BALLISTIC VENTURES, INC. SIGNS AGREEMENT WITH RIVER CAPITAL LIMITED FRIDAY, NOVEMBER 14, 2003

TORONTO, CANADA NOVEMBER 14, 2003 - BALLISTIC VENTURES, INC. (OTHER OTC:BLTV.PK). As part of its continued transition plan, Ballistic Ventures Inc.,(the "Company"),is pleased to announce it has entered into a letter of agreement with River Capital Limited, whereby River Capital shall be acquired by the Company. River Capital Limited, with headquarters in Bermuda, has substantial contacts and experience in the reinsurance industry.

The Company shall apply to be publicly traded on the OTC BB as soon as possible and will change its name and corporate structure to reflect the adopted business plan.

As part of the adopted business plan, the Company's Bermuda operation will seek registration as a Class 3 Insurance Company with the Bermuda insurance regulators. Upon obtaining this authority the acquisition by the Company of River Capital shall be completed and the Company's subsidiary shall commence operations as a provider of insurance and reinsurance products and services.

Mr. William Dickie, Chief Financial Officer of the Company commented " This agreement represents a significant step forward for the Company in accordance with previously reported plans for new business development. Management is confident that these developments will maximize future shareholder value."

Safe Harbor

Statements herein express management's beliefs and expectations regarding future performance and are forward-looking and involve risks and uncertainties, including, but not limited to, the ability to negotiate outstanding prior debts of acquired companies; properly identify acquisition partners; adequately perform due diligence; manage and integrate acquired businesses; react to quarterly fluctuations in results; raise working capital and secure other financing; respond to competition and rapidly changing technology; deal with market and stock price fluctuations; and other risks. These are and will be detailed, from time to time, in the Company's Securities and Exchange Commission filings, including Forms 10-KSB, 10-QSB and 8-K. Actual results may differ materially from management's expectations.


CONTACT:
William P. Dickie, CFO
Ballistic Ventures,  Inc.
1-416-366-2856







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